1099 18th
Street, Suite 2300    Denver, Colorado 80202 303.312.8155, fax 303.291.0420     www.billbarrettcorp.com  NYSE: BBG
Investor Relations contact:   Jennifer Martin    jmartin@billbarrettcorp.com
A Premier Rocky Mountain E&P Company
Piceance Basin, Colorado
September 2008
Fred Barrett
Chairman & CEO
CEO ENERGY/POWER CONFERENCE
EXHIBIT 99.1

FORWARD LOOKING STATEMENTS - Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.
These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations, the ability to obtain necessary permits, delays or prohibitions due to litigation or other disputes, and other factors discussed in our filings with the Securities and Exchange Commission (“SEC”). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings. In addition, historical information may not be indicative of future results.
Certain information in this presentation references “current” or “currently”, which means on or about June 30, 2008 or as indicated. Bill Barrett Corporation assumes no obligation to revise or update the contents of this presentation.
RESERVE & RESOURCE DISCLOSURE - The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the
SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2007 filed with the SEC. This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC and Bill Barrett Corporation websites at www.sec.gov and
www.billbarrettcorp.com,
respectively.
DISCRETIONARY CASH FLOW - is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
FINDING & DEVELOPMENT COST – is a non-GAAP metric commonly used in the exploration and production industry. Calculations presented by the
Company are based on costs incurred, as adjusted by the Company, divided by reserve additions. Reconciliation of adjustments to costs incurred is provided in the Company’s earnings release and Form 8-K issued February 26, 2008.
Forward – Looking and Other Cautionary Statements

8/30/2008 1:23 AM
Reasons to Invest in BBG
Reasons to Invest in BBG
•
Track Record of Growth:
Double-digit proved reserve and production growth
•
Visible Development Growth:
Multi-year, low risk development inventory managed with operational excellence
•
World Class Exploration Portfolio:
Track record of discoveries with 4-5 delineation programs
Testing multiple, new, high potential prospects in 2008
•
Technology:
Leader in utilization of technology
•
Financial Strength:
Strong balance sheet and hedge position that provides flexibility to grow
$172.5 million Convertible Note and $467 million borrowing base on bank line

Bill Barrett Corporation

MT
ND
SD
Rocky Mtn. Overthrust
WY
NE
UT
CO
KS

8/30/2008 3:28 AM
Rocky Mountain Focus – Core Competency
Rocky Mountain Focus – Core Competency
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind
River
Basin
Uinta
Basin
•
Prolific resource base
22% of U.S. proved natural gas reserves
Largest producing region for
unconventional gas resources:
tight sands and CBM
“slated to be the single largest contributor
to gas production increase in the US,”
1
•
Leverages management expertise
Track record of success
•
Improving infrastructure for growing exports
1 Wood Mackenzie “Bringing the US Lower 48 into focus – Rocky Mountains”, p. 1
2 Dept of Energy, EIA, Annual Energy Outlook 2005
Rockies Resource
Potential 297 Tcf
2
Tight Gas
Tight Gas
Shale
Gas*
Shale
Gas*
CBM
CBM
* Does not include all
recent shale gas
concepts
Recognized resource basins

8/30/2008 4:06 AM
Management’s Track Record of Growth
Management’s Track Record of Growth
Net Production
18.3
31.7
52.1
39.4
61.2
2005 2004 2003 2006 2007 2008E
(Bcfe)
80
77
77
Dec
2002
Dec
2003
Dec
2004
292
119
204
Net Proved Reserves
341
Dec
2005
Dec
2006
428
Reserve replacement ratio 386% 226% 280%
558
Dec
2007
(Bcfe)
382%
(adjusted for property sales)
Discretionary Cash Flow*
$5
$102
$195
$38
$239
* Non-GAAP measure (see slide 2)
($mm)
$249
2002 2004 2005 2003 2006 2007
Net Income
($mm)
$24
- $5
- $4
$62
2004 2005 2003 2006 2007
$27
2006 includes $31 million (pre-tax) in gains on sale of properties
$222
2008
YTD
$65
2008
YTD

9/2/2008 9:07 PM
Visible Double-digit Production Growth
Development – Piceance, West Tavaputs, CBM
Visible Double-digit Production Growth
Development – Piceance, West Tavaputs, CBM
224 Wells Drilled
(Gross)
Development 107
Delineation 7
Exploration 11
CBM 99
314 Wells Drilled
(Gross)
Development 125
Delineation 10
Exploration 4
CBM 175
323 Wells Drilled
(Gross)
Development 122
Delineation 5
Exploration 14
CBM 182
0
20
40
60
80
2005 2006 2007 2008 E
39.4
39.4
52.1
52.1
61.2
61.2
77
77
80
~447 Wells Planned
(Gross)
Development 193
Delineation 14
Exploration 10
CBM 230
•
Seek 20%+ continued compounded production growth
•
400-500 wells/year with existing inventory going forward

8/30/2008 3:11 AM
Strong Resource Base
to Generate Reserve Growth
Strong Resource Base
to Generate Reserve Growth
*
as of June 2008
558 Bcfe
Proved
558 Bcfe
Proved
2.8 Tcfe*
3P
Resources
2.8 Tcfe*
3P
Resources
1.6 Tcfe
Increased
Density
1.6 Tcfe
Increased
Density
0.6 Tcfe
Other
Probable
& Possible
0.6 Tcfe
Other
Probable
& Possible
2.8 Tcfe*
3P Resources
2.8 Tcfe*
3P Resources
8-10 Tcfe
Unrisked
Potential
8-10 Tcfe
Unrisked
Potential

9/2/2008 5:58 PM
Capital Expenditures
Capital Expenditures
Exploration
10%  +/-
Exploration
10%  +/-
Development
80%
Development
80%
Delineation
10%  +/-
Delineation
10%  +/-
Piceance
40%
Piceance
40%
Uinta
33%
Uinta
33%
WRB 5%
Exploration
& Other 15%
PRB 7%
2005 2006 2007 2008E
$347
$347
$385
$385
$49
$444
$444
$625-
650
$625-
650
F&D
($/Mcfe)
$3.67
$3.67
$2.80
$2.80
$1.83
$1.83
2005 2006 2007
CH4 acquisition (PRB), net of subsequent divestiture and non-cash deferred tax liability
Base Capex
Capex
(Millions)
2008 CAPEX
$625 – $650 million est.

Bill Barrett Corporation

0.7 Bcfd
0.3 Bcfd
Bison
Pathfinder
Sunstone
Rockies Alliance
Chicago Express
2.8 Bcfd
2.0 Bcfd
0.8 Bcfd
Kern Express Expansion

9/2/2008 8:52 PM
Improving Export Capacity and Proposed Pipeline Expansions
Improving Export Capacity and Proposed Pipeline Expansions
MONTANA
ARIZONA NEW MEXICO
KANSAS
SOUTH
DAKOTA
NEBRASKA
IDAHO
COLORAD
O
UTAH
WYOMING
Ruby
REX 1.5 Bcfd
+0.1 Bcfd Jan. ‘09
+0.2 Bcfd July ‘09
Cheyenne
Cheyenne
Meeker/
Greasewood
DJ DJ
Uinta Uinta
Green
River
Green
River
Big
Horn
Big
Horn
Piceance Piceance
Williston Williston
WRB WRB
PRB PRB
Paradox Paradox
Wamsutter
Wamsutter
•
Current Rocky Mountain export
capacity 8.3 Bcf
•
Significant new capacity proposed
for completion  2010/2011
Ruby pipeline proceeding
Expect 1 – 2 additional pipelines
Increased NGL capacity,
+ 110 Mbopd fall 2008
Existing pipelines expandable
by compression: Kern River &
Cheyenne Plains (Aug. ’08)
Current capacity
Proposed pipelines
or expansions to
existing pipelines
Existing pipelines
Opal
Opal
1st Quarter 2011 1200 New pipeline from Opal, WY to Malin, OR El Paso Ruby
4th Quarter 2010 145   Add’l compression added to current system Kern River Kern River Expansion
Est. Completion Timing Capacity MMcf/d Point to Point Owner Name
October 2011 1200 Wamsutter, WY to NGPL st. 109 to Chicago, IL KMIT Chicago Express
4th Quarter 2010 1200 - 2000 Wamsutter to Northern Border TransCanada Pathfinder
4th Quarter 2010 400 - 600 Powder River to NBPL NBPL Bison
4th Quarter 2011 1200 New pipeline from Wamsutter, WY to Ventura, IA Questar Alliance Rockies Alliance Pipeline
August 2009
June 2011
40
1200
Expand capacity from NE WY to western ND
Additional pipeline from Opal, WY to Stanfield, OR
Williston Basin Interstate
GTN NWPL
Grasslands
Sunstone

8/30/2008 2:44 AM
Hedges Protect Cash Flow
Hedges Protect Cash Flow
•
Hedge 50% - 70% of production on a forward 12-month basis
•
Hedge natural gas through basis
•
Approximately 70% of 2H08 production hedged
51% swaps
19% collars
Gas: floor/swap $6.84, ceiling $10.46
•
Approximately 49% of 2H ’08 gas production exposed to prices $10/MMBtu CIG and above
•
60 Bcfe hedged 2009
Gas: floor/swap $7.17, ceiling $10.55
•
44 Bcfe hedged 2010
Gas: floor/swap $6.96, ceiling $10.56
As of July 31, 2008
Daily Natural Gas Production Hedged with Associated Pricing
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
$11.00
$12.00
Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11
0
20
40
60
80
100
120
140
160
180
200
220
Swapped Volume
(MMBtu/d)
Collared Volume
(MMBtu/d)
Collar Floor
($/MMBtu)
Collar Ceiling
($/MMBtu)
Swap Price
($/MMBtu)

8/30/2008 2:45 AM
Exposure to Sept./Oct. Price Volatility is Nominal
Exposure to Sept./Oct. Price Volatility is Nominal
Note:
-Percentages are estimates only;
-This information is for illustrative purposes only and does not constitute production projections or guidance.
Production 2H08 - 2010
Forecast
Production
September &
October
Production
November-
August
Production
~ 5%
Additional
Hedges
Potential
Exposed
Production
•
Approximately  5% of production exposed to
early fall price volatility
•
Mitigated  by active hedging program
Based on unhedged production volumes in
September and October 2008-2010
Based on existing and expected hedge positions
•
Natural gas sales also employ firm
transportation/firm sales commitments
•
Substantial new pipeline capacity expected 2011
Sept/Oct
Hedges in
Place
to be 70%
hedged
Oil
Production

8/30/2008 3:11 AM
Visible Development Growth
Visible Development Growth
Powder River
Basin
Piceance
Basin
Wind River
Basin
West Tavaputs
Gas Prone Area
Oil Prone Area
Development Project
CBM
Big George
Gibson Gulch
Lower Risk, Repeatable,
High Quality ROR Inventory
•
95%+ natural gas
•
97% operated – increases control
•
94% average working interest –
concentrates staff resources
•
Visibility for 20+% CAGR in
production going forward
Uinta Basin
558
Bcfe
Proved
558
Bcfe
Proved
2.8 Tcfe*
3P Resources
2.8 Tcfe*
3P Resources
2.0 Tcfe
Development
Projects
2.0 Tcfe
Development
Projects
*as of June 30, 2008
0.2
Tcfe
0.2
Tcfe

9/2/2008 9:28 PM
Prickly
Pear
Structure
Dry Canyon
Compressor site
Peters
Point
Structure
•
Proved reserves: 238 Bcfe (shallow and deep) (12/07)
•
Net production 63 MMcfe/d (shallow and deep) (07/08)
•
39,700 net acres; 27,300 net undeveloped acres (03/08)
•
97% working interest
•
3 Rigs - post winter stips (shallow)
•
EIS in process, record of decision expected 4Q08
•
3P resources 1.4 Tcfe, low risk (shallow & deep)
•
750 – 800 drilling locations
•
Deep: 6 producing wells
•
Upside: Expansion of deep & Mancos shale
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde;   Deep – Navajo, Entrada, Dakota – Utah
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde;   Deep – Navajo, Entrada, Dakota – Utah
UT
Uinta
Basin
Scale:
640 ac
= 1 Mile
Questar interconnect
CURRENT STATUS
PROGRAM POTENTIAL
Interplanetary
compressor site
Questar interconnect
BBC Acreage
Gas Well
Existing Pipeline
Proposed Pipeline

9/2/2008 7:00 PM
Bcfe
2.5
2.1
$1.0
2.2
$3.2
$1.55
1 As of Aug. 1, 2008, Rockies 3-year strip price averaged $6.75/MMBtu.
2 For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
2
Production taxes
Gross margin (cash flow)
ROR
CIG Gas Price Required 10% ROR
$ 6.75
1
$
$
$
$mm
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
Uinta Basin - West Tavaputs
Shallow – Wasatch, Mesaverde - Utah
ILLUSTRATIVE DRILLING &
COMPLETION COSTS
ILLUSTRATIVE ECONOMICS
2
0%
20%
40%
60%
80%
100%
120%
$3.90 $4.90 $5.90 $6.90 $7.90 $8.90
CIG Price - $/Mmbtu
Typical Well Price Sensitivity
Peters Point 6-7D production site
83%
46%
3.90
(0.85)
0.38
(0.39)
7.13
5.89

8/30/2008 2:45 AM
0
25
50
75
100
125
150
175
200
Uinta Basin – West Tavaputs
Uinta Basin – West Tavaputs
PRODUCTION
Note:  Wells drilled include both shallow and deep
2005 2006 2007 2008 2010 2009
Wells Drilled
16 Wells 30 Wells 36 Wells ~60 Wells ~75 Wells ~75 Wells
Estimated
record of
decision on
EIS 4Q08
2008 exit rate
estimated at
92 MMcfe/d
net

8/30/2008 2:45 AM
Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Piceance Basin – Gibson Gulch
Williams Fork – Colorado
Silt
3-Component
3-D Seismic
CO
Piceance
Basin
CURRENT STATUS PROGRAM POTENTIAL
•
3P resources 869 Bcfe
•
900-960 drilling locations (10-acre
density)
•
Developing on 10-acre density
•
Plan to drill 100+ wells/year
•
Proved reserves:  212 Bcfe (12/07)
•
Net production:  86 MMcfe/d   (07/08)
•
16,400 net acres; 12,200 net undeveloped acres
(03/08)
•
93% working interest
•
Five rigs operating
BBC acreage
BBC operated gas well
BBC non-operated gas well
Non-operated gas well
10 acre pilots

9/2/2008 6:20 PM
Historical Drilling Days, Well Reserves and D&C Costs
Piceance Basin – Gibson Gulch
Historical Drilling Days, Well Reserves and D&C Costs
Piceance Basin – Gibson Gulch
726
1300
1250
2005 2006 2007
Estimated Ultimate Recovery, Gross
(MMcfe)
$1.36
$2.56
$1.58
2005 2006 2007
Incremental D&C Costs,  Gross
($ per Mcfe)
10.8
11.2
12.4
13.9
2005 2006 2007 2008
YTD
Days Drilling
(per well)
1440
$1.51

9/2/2008 7:19 PM
Bcfe
1.3
81%
1.0+
$mm
$ 0.7
1.4
$ 2.1
$ 2.09
1 As of Aug. 1, 2008, Rockies 3-year strip price averaged $6.75/MMBtu.
2 For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)
$  6.75
1
0.90
$  7.65
(0.97)
(0.43)
$ 6.25
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental D&C costs (per Mcfe)
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
Piceance Basin - Gibson Gulch
Williams Fork - Colorado
ILLUSTRATIVE DRILLING
AND COMPLETION COSTS
32%
$  4.95
ILLUSTRATIVE ECONOMICS
2
0%
20%
40%
60%
80%
100%
120%
$4.95 $5.95 $6.95 $7.95 $8.95 $9.95
CIG Price - $/Mmbtu
Typical Well Price Sensitivity
Production wells on Specialty site

8/30/2008 3:03 AM
0
25
50
75
100
125
150
175
PRODUCTION
80 Wells 68 Wells 100 Wells ~130 Wells ~110 Wells
Wells Drilled
~110 Wells
2005
2006 2007 2008 2009 2010
Piceance Basin – Gibson Gulch
Piceance Basin – Gibson Gulch
Production
shut in due to
low Rockies
prices
2008 exit rate
estimate at 100
MMcfe/d net

8/30/2008 3:03 AM
Cooper
Reservoir
Field
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota – Wyoming
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota – Wyoming
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
•
Proved reserves: 54 Bcfe (12/07)
(Wind River total)
•
Net production: 24 MMcfe/d (07/08)
•
WI: 50-100%
•
22,000 net undeveloped acres (03/08)
•
Bullfrog 14-18; 23 MMcfe/d (68% NRI),
successful Frontier recompletion (05/08)
•
Earlier BBC discoveries: Muddy
& Lakota IPs 4-20 MMcfe/d
•
2 wells in 2008, partially promoted
•
Up to 30 deep locations
•
IP: 5-20 MMcf/d per well
•
EUR: 6-8+ Bcfe gross per well
•
High impact, high volume deep wells
CURRENT STATUS
PROGRAM POTENTIAL
Waltman
Field
SCALE
640 ac =
1 Sq Mile
Drilled 31-32
Waiting on completion
TD to ~18,731’
Cave Gulch
Field
Bullfrog 33-19
Frontier recompletion
in progress
Bullfrog 14-18
Frontier recompletion (2/08)
Current rate: 23 MMcf/d gross
WYOMING
Wind River Basin
Cave Gulch Field looking northwest
East Bullfrog
Fed 23-6
To spud mid-Sept.

Bill Barrett Corporation

MT
ND
SD
Rocky Mtn. Overthrust
WY
NE
UT
CO
KS

8/30/2008 3:18 AM
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
World Class Exploration Portfolio
World Class Exploration Portfolio
Discovery / 2008 delineation
W. Tavaputs
deep
Lake Canyon/
Blacktail Ridge
Yellow Jacket
Waltman Arch
Cave Gulch deep
Cooper deep
Wallace Creek CBM
Planned exploration drilling
within 12 months
Pine Ridge
Red Point
MT Overthrust-
Circus
Hook
Green Jacket
•
1.1 million net undeveloped acres
•
Established track record of discoveries
(red stars) now in delineation phase
•
Multiple, large scale, resource plays
testing in 2008 (black circles)
•
Yellow Jacket: Testing 1
st
Horizontal
Gothic Shale, preparing to drill 2
nd
well
•
Lake Canyon/BTR: Drilling 13
th
well
•
Circus: Testing Cody shale play
•
Hook: Manning Canyon shale play
•
Pine Ridge: drill Salt Flank Q3
•
Green Jacket: Hovenweep shale gas
test Q3
•
Red Point: Basin Centered test Q4
•
Hook: possible Ferron shale gas test
Q4
EXPOSURE
CURRENT ACTIVITY
UPCOMING ACTIVITY

Bill Barrett Corporation

3-D Shoot
Ismay
Hovenweep Shale 20 - 140'
Potential Productive Zone
Horizontal Test
Lower Ismay
Gothic Shale 80 - 150'
Productive Zone
Desert Creek
Salt

8/30/2008 2:06 AM
24 Miles
Yellow Jacket Shale Gas Prospect
Gothic Shale – Colorado
Yellow Jacket Shale Gas Prospect
Gothic Shale – Colorado
UT CO
Paradox
Basin
•
Expansive project area
•
Shallow depths: 5,500’ – 7,500’ TD
•
Estimated Gothic shale thickness: 80’ – 150’
•
Encouraging gas contents and shale composition
•
Additional shale gas potential in Green Jacket
(Hovenweep)
PROGRAM POTENTIAL
•
55 - 100% working interest (operated)
•
216,000 net undeveloped acres (03/08)
•
Potential pay zones: Hovenweep and Gothic Shale
•
Completed first horizontal well; tested gas, currently shut-
in for pressure testing and modeling; expect further testing in Q3-Q4 to determine economic viability
•
2008 program includes 2 horizontal wells
and 2 vertical wells (including 1 Hovenweep test)
CURRENT STATUS
Core sample
To quantify presence of
gas
Well #1
250 - 600 Mcfd
Well #3
50 - 100 Mcfd
Well #2
To be plugged
(casing design/stimulation)
UT CO
Gothic
shale
1,850 sq mi
Hovenwee
p shale
1,300 sq mi
Regional Play Concept Map
Koskie
TD 9,125
Testing
Neely
Spud late
Aug ‘08
Horizontal Wells
14 Miles

9/2/2008 9:27 PM
Blacktail Ridge / Lake Canyon
Wasatch – Utah
Blacktail Ridge / Lake Canyon
Wasatch – Utah
•
Multi-pay fractured oil project with significant gas component
•
Assessing step-out drilling, shallower pays, deeper pays
and infill drilling
•
Applying modern evaluation tools to a late 1970s aged field
•
TD 4,000’ to 11,000’
PROGRAM POTENTIAL
•
Net acres: control a minimum of 167,000
depending on 3rd party elections
•
10 producing wells, more than 950 Bopd
•
2008 activity – up to 11 wells in Blacktail,
5 wells in Lake Canyon. 1 rig currently
•
50 sq miles of 3-D seismic
CURRENT STATUS
Monument Butte
Brundage Canyon
47 MMBOE CUM
UT
Uinta
Basin
EXTENSION
STRATEGY
Lake Canyon
SCALE
1 Township
= 36 sq mi
Blacktail  Ridge
Duchesne
Altamont/Bluebell
379 MMBOE CUM
High gas
area
INFILL
STRATEGY
BBC acreage
BBC oil well
BBC upcoming drilling locations
Testing or WOCT
Drainage ellipses on existing wells
Known field areas
Blacktail Ridge acreage position not shown for competitive reasons
1-5- 45 BTR
WOCT
14-7- 46 BTR
WOCT
Recent infill well
5-21-36 BTR
Testing
7-20- 46 DLB
Exploratory well
Producing 120 Bopd
after 135 days
Recent infill well
5-23-36 BTR
Testing

8/30/2008 2:06 AM
Key Catalysts Going Forward
Key Catalysts Going Forward
•
Next several years is about execution, efficiency and exposure
•
Development growth visibility: low risk, multi-year
Proven increased density: W. Tavaputs, Piceance
West Tavaputs EIS: 4Q2008
Potential to more than double size of company next several
years
•
Exploration exposure to multi-TCF upside
Multiple discoveries: ongoing delineation programs
Multiple new exploration programs on tap in 2008
One of largest net undeveloped Rockies positions
•
Increasing Rockies takeaway capacity
REX – East
Ruby
Additional capacity planned
•
Excellent financial position to execute

Circus, Montana Overthrust, Montana

APPENDIX
*
*
*
*
*
*
*
*
*********************
*******************
*********************
*******************
********************
********************
********************
********************
********************
********************
********************

8/30/2008 3:18 AM
Visible Development Growth
Visible Development Growth
~437- 464
225 - 235
130 -135
58 - 63
2008 Wells
Planned
Powder
River
Piceance
Uinta
Basin
Rapid growth post-dewatering
phase in deep Big George
and with increased takeaway
capacity
800-850 48 CBM
Planning basis is 10-acre
density; technology leader
with “super fracs”
900-960 212 Gibson Gulch
2,450+ 485 Subtotal - Development
Planning basis is on 40-acre
and 20-acre density
750-800 225
West Tavaputs shallow –
(Peters Point and Prickly
Pear)
Comment
Drilling
Inventory
(gross wells)
Proved
Reserves
(Bcfe)
Area
•
Large resource base – multiple
gas manufacturing plays
•
Multi-year drilling inventory
•
Low-risk reserve and production
growth
•
Further upside and efficiencies
THREE KEY AREAS

8/30/2008 3:18 AM
Upside from Active Delineation
Upside from Active Delineation
Successfully recompleted Frontier in
Bullfrog 14-18; signed up partners;
drilling deep 31-32,  current production
net 23 MMcfe/d; exploration – deep only
Drill up to 2 horizontal and up to 2
vertical wells in 2008; includes sister
shale play at Green Jacket
Delineation project; increased potential
in deep, Mancos, west structure
Delineation project, multi-pay oil w/ gas;
in 2008 will drill up to 11 wells in
Blacktail, 5 wells in Lake Canyon;
includes 119,000 acres subject to drill-
to-earn agreements
Comment
Net
undeveloped
acreage
Wells planned
‘08
(gross wells)
Area Basin
22,000 2
Cave Gulch / Bullfrog /
Cooper (structural)
Wind River
216,000 4
Yellow Jacket
(shale gas play)
Paradox
27,000 0
West Tavaputs deep
(structural play)
Uinta
167,000 12-16
Blacktail Ridge / Lake
Canyon
(fractured oil play)
Uinta
DELINEATION PLAYS – PROVING PREVIOUS DISCOVERIES

8/30/2008 3:18 AM
New Exploration – High Risk, High Return Potential
New Exploration – High Risk, High Return Potential
Completed 3-D shoot; to spud Ft. Union
well 3Q08
To spud first well targeting Cutler and
Honaker Trail formations 3Q08
Sold 50% in Deep Hook shale gas play;
to drill 2 wells in Manning Canyon, 1 well
Shallow Hook shale gas play; spud first
well 07/08
Testing Cretaceous Cody Shale with 4
vertical wells
Comment
Net
undeveloped
acreage
Wells
planned ‘08
(gross wells)
Area Basin
78,000
1
Red Point and other Big
Horn projects (basin-
centered play)
Big Horn
30,000
1
Pine Ridge and other
projects (structural salt
flank plays)
Paradox
72,000
2-3
Hook
(shale gas play)
Uinta
164,000 4
Circus / Toston 6-mile
(structural and shale
gas play)
Montana Overthrust
NEW PROSPECTS

8/30/2008 3:18 AM
Natural Gas Hedges
Natural Gas Hedges
Natural Gas Oil
Period
Volume
(MMBtu/d)
Price (CIG or
PEPL/MMBtu)
Volume
(Bbls/d) Price (WTI/Bbl)
CAL 2008 35 $ 6.50/$10.00 525 $ 70.48/$ 81.62
Nov-Dec 2008 30 7.83/12.08
Jun-Dec 2008 100 90.00/160.00
CAL 2009 25 6.45/10.22 550 86.82/143.51
Jan-Mar 2009 20 8.75/12.53
Nov-Dec 2009 10 6.00/9.63
CAL 2010 300 90.00/163.00
Jan-Oct 2010 20 6.00/10.41
Apr-Oct 2010 10 7.00/11.00
Natural Gas Oil
Period
Volume
(MMBtu/d)
Weighted
Average Swap
Price (CIG ,TCO
or PEPL/MMBtu)
Volume
(Bbls/d)
Weighted
Average Swap
Price (WTI/Bbl)
3Q08 123 $ 6.64 575 $ 73.84
4Q08 116 7.10 575 73.84
1Q09 159 7.96 375 74.41
2Q09 159 6.89 375 74.41
3Q09 159 6.89 375 74.41
4Q09 99 7.32 375 74.41
1Q10 89 7.69 -- --
2Q10 142 6.94 -- --
3Q10 142 6.94 -- --
4Q10 61 7.02 -- --

Bill Barrett Corporation

Fort UnionOutcrop
Fort
Union
Outcrop

8/30/2008 2:38 AM
•
3P Resources 180 Bcfe
•
800-850 gross drilling locations
•
Further infrastructure
improvements in 2H ‘08
•
Proved reserves: 48 Bcfe (12/07)
•
Net production: 20 MMcfe/d (07/08),
constrained by compression
capacity
•
129,800 net acres, 82,200 net
undeveloped acres (03/08)
•
Low-risk, high return
drilling, Big George coals
Powder River Basin – CBM
Big George Coal – Wyoming
Powder River Basin – CBM
Big George Coal – Wyoming
CURRENT STATUS
PROGRAM POTENTIAL
Deadhorse
Willow
Creek
Palmtree
BIG
GEORGE
PLAY
Gillette, WY Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Hartzog
Draw
Pine Tree
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering
MT
WY
Powder River
Basin

8/30/2008 3:21 AM
EUR (gross) – operated
EUR (net), 81% NRI
Drilling
Completion
Total
Incremental D&C costs/Mcfe
Bcfe
0.34
0.28
$    85
200
$  285
$ 1.02
(ranges from 0.15 – 0.8)
$1000s
Powder River Basin – CBM
Big George Coal - Wyoming
Powder River Basin – CBM
Big George Coal - Wyoming
ILLUSTRATIVE DRILLING AND
COMPLETION COSTS
Gas Price
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
ROR
CIG Price Required 10% ROR
$ 6.75
1
(0.11)
$ 6.64
(2.70)
(0.84)
$ 3.10
31%
$ 4.25
ILLUSTRATIVE ECONOMICS
2
Production equipment on Pine Tree site
0%
10%
20%
30%
40%
50%
60%
70%
$4.25 $6.25 $8.25 $10.25 $12.25
CIG Price - $/Mmbtu
Typical Well Price Sensitivity
1
As of Aug. 1, 2008, Rockies 3-year strip price averaged $6.75/MMBtu.
2
For illustrative purposes only, does not represent formal guidance
(See “Forward-Looking and Other Cautionary Statements” on slide 2)

8/30/2008 3:39 AM
-
10
20
30
40
50
60
70
PRODUCTION
Powder River Basin – CBM
Powder River Basin – CBM
2005 2006 2007 2008 2009 2010
182 Wells 99 Wells 195 Wells 230 Wells ~230 Wells
Wells Drilled
Production
constrained
due to 3 party
gathering
system
~230 Wells
2008 exit rate
estimate at
24 MMcfe/d
net
rd

Bill Barrett Corporation

COLUMBIA
MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
KANSAS
NEW MEXICO

Eastern Limit
Thrust

8/30/2008 3:18 AM
Montana Overthrust –Circus & Toston-Six Mile Areas
Structural and Cody Shale Gas Play
Montana Overthrust –Circus & Toston-Six Mile Areas
Structural and Cody Shale Gas Play
•
50% working interest (operated)
•
164,000 net  undeveloped acres (03/08)
•
Upper Cretaceous Cody Shale ~3,000’ – 7,000’
•
Cody Thickness: 900’ - 2,000’
•
Drilled 3 of 4 planned wells in 2008 to test Cody
shale. Coring 2 wells extensively.
•
Toston 3-D being interpreted
•
Wide-spread shale gas potential in Cody Shale
•
Continue to assess future deep structural potential
Scale in Miles
0 6
Toston-Six Mile
Circus
Wolverine
Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big
Horn
Basin
Circus
164,000 Net
Undeveloped
Acres
Wyoming
Overthrust
EUR: 10+ Tcfe
Canadian
Overthrust
EUR: 20+ Tcfe
74 sq. mi. 3-D
150+ sq. mi. 3-D
CURRENT STATUS PROGRAM POTENTIAL
Leviathan
TD 11,005’; dry gas
production from Cody
Shale, continue
testing
Draco 10–15
TD 12,441’; dry gas
production from Cody
Shale 250+ Mcf/d
BBC Acreage
Upcoming BBC Cody shale location
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
Robinson Ranch
8-3;
WOC
Swandal Ranch
14-26
WOC
Bodine-Williams
7–28;
WOC
Pulis 7–15
WOC

9/2/2008 6:43 PM
Price, UT
SCALE
1 Township
= 36 sq mi
Greater
Drunkards
Wash
CUM
741 Bcfe
Hook Shale Gas Prospect
Hook Shale Gas Prospect
Uinta Basin, Utah
Gas fields
Manning Canyon
show well
BBC Development Program
West Tavaputs
CUM 33 Bcfe
UT
Uinta
Basin
Shallow Hook
41,000 net undeveloped acres
Fractured “Ferron” shale prospect
TD 1,000’ – 4,000’
CURRENT STATUS PROGRAM POTENTIAL
•
Net undeveloped acres: 72,000 (03/08)
•
Two project types:
•
Deep shale gas – Deep Hook (WI 50%)
•
Shallow shale gas – Shallow Hook (WI 100%)
•
Multiple show wells present
•
TD range from 1,000’ to 11,000’
•
Spud first well July ’08 targeting Manning Canyon
shale to 8,000’
•
Sold 50% WI in “Deep Hook” to ConocoPhillips
•
Drill 2 Manning Canyon wells in 2008; spud 1
st
well July ’08
•
Shell currently testing offset well to BBC acreage
•
Shallow Hook – seeking industry partner
Deep Hook
2008:
50% WI in 62,000 net
undeveloped acres
1-2 wells Manning Canyon
TD 8,000’ – 11,000’
Shell currently
testing offset to
BBC lands
15-32
State
TD 8,000’

Bill Barrett Corporation

Salt
Diapir
Upper Cutler
Upper Cutler
Lower Cutler
Lower Honaker Trail
Paradox
Salt
Mississippian
Lower Cutler
Lower Honaker Trail
Salt
Paradox

8/30/2008 2:51 AM
•
Net undeveloped acres: 30,000 (03/08)
Well defined acreage targets
•
Pine Ridge 21 sq. mi. 3-D acquired;
encouraged by 3-D interpretation
•
Pine Ridge exploratory test in August
2008
•
Sold WI to industry partner
Pine Ridge #1
Spud mid August, TD 10,000’
Salt Flank Prospect
Paradox Basin, Utah
Salt Flank Prospect
Paradox Basin, Utah
½ mile Fairway
•
Key show wells present
•
5 prospects assembled, building others
•
Multi-pay zones
•
8,000’ – 10,000’ TD
•
Similar to Andy’s Mesa (~100+ Bcf)
and Double Eagle (~60+ Bcf) fields
PROGRAM POTENTIAL CURRENT STATUS
UT
CO
Parado
x
Basin

Bill Barrett Corporation

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Shoshone
Cody, WY
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Dobie
Creek
5 Mile
Worland
Cottonwood C
60 MMBbl
45 Bcf
Little Buffalo
167 MMBbl
149 Bcf
Grass
Creek
120 MMBbl

SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS

9/2/2008 9:02 PM
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Wind
River
Basin
San Juan
Basin
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin
Rocky Mountain Basin Centered
Gas
SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
•
Large untested region
•
50% working interest (operated)
•
78,000 net undeveloped acres
(03/08)
•
1 well in 2008
•
Potential pay zones:
Ft. Union 6,000’ – 11,000’
Lance 8,000’ – 14,500’,
Meeteetse 9,500’ – 16,000’,
Mesaverde 10,000’ – 17,500’
Muddy 16,000’ – 20,000’
Big Horn Basin – Basin-Centered Gas Prospect
Wyoming
Big Horn Basin – Basin-Centered Gas Prospect
Wyoming
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Recompleted Mesaverde;
waiting on facilities
Red Point 2007
3-D seismic
44 sq. miles
Currently interpreting
CURRENT STATUS

Bill Barrett Corporation

Grs MMcfed

Grs MMcfed

Grs MMcfed

8/30/2008 3:18 AM
0.00
0.05
0.10
0.15
0.20
0.25
0 10 20 30 40 50 60
Months
Typical Well Production Profiles
Typical Well Production Profiles
0.0
0.5
1.0
1.5
2.0
2.5
3.0
0 10 20 30 40 50 60
Months
Typical Shallow Well – Production Profile
West Tavaputs, Uinta Basin, Utah
0.0
0.5
1.0
1.5
2.0
2.5
0 10 20 30 40 50 60
Months
Typical Well – Production Profile
Piceance Basin, Colorado
Powder River Basin, CBM, Wyoming
Typical Well – Production Profile
• IP-Instantaneous,
Peak: 180 Mcf/d
• IP-30 day Peak: 162 Mcf/d
• EUR: 0.3 Bcfe
• Well Life: 11 years
• Spacing: 80 acres
• Well Depth avg: 750’
• IP-Instantaneous: 2,300 Mcf/d
• IP-30 day: 1,800 Mcf/d
• EUR: 1.3 Bcfe
• Well Life: 44 years
• Spacing: 10-acre & 20-acre
• Well Depth avg:7,400’
• IP-Instantaneous: 2,840 Mcf/d
• IP-30 day: 2,460 Mcf/d
• EUR: 2.5 Bcfe
• Well Life: 34 years
• Spacing: 40-acre
• Well Depth avg:7,650’

* * * * * * * * * * ************************ ************************ ************************ ************************ ************************ ************************ ************************

1099 18
th
Street, Suite 2300 Denver, Colorado 80202
303.293.9100, fax 303.291.0420
www.billbarrettcorp.com NYSE: BBG
Investor Relations contact: Jennifer Martin
jmartin@billbarrettcorp.com
Thank you for your interest in